Broadcast International



Investor Presentation
December 2007

7050 Union Park Center Suite 600, SLC, UT Ph 800-722-0400

Safe Harbor Statement

- This document does not constitute or form part of an offer or invitation or recommendation to subscribe for or purchase any securities. The distribution of this document may be restricted by law in certain jurisdictions and person into whose possession this document comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such jurisdiction. Broadcast International shall not have any responsibility for any such violations. Any decision to purchase or subscribe for securities in any offering must be made solely on the basis of the information issued in connection with such offering.
- This document was prepared exclusively for the benefit and internal use of investors in order to evaluate the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party. This document is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by Broadcast International. This presentation may not be used for any other purposes without the prior written consent of Broadcast International.
- In preparing this document we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us or otherwise reviewed by us. The information contained in this document has been taken from sources deemed to be reliable. We do not represent that such information is accurate or complete and it should not be relied on as such. Any opinions expressed herein reflect our judgement at this date, all of which are accordingly subject to change.
- We have based the forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

Key Facts

The Company	Broadcast International, Inc.
Ticker / Exchange	BCST / OTCBB
Fully Diluted Shares Outstanding (1)	44.1mm as of November 15, 2007
Fully Diluted Market Equity Value (1)	$138.8mm as of November 15, 2007
Number of Employees	45
Headquarters	Salt Lake City, UT

(1) Reflects conversion of existing convertible debt and in-the-money options and warrants using the Treasury Stock Method

The Offering

Size	$15 million
Transaction	Common stock and warrants
Use of Proceeds	To fund sales and marketing, product development and general corporate purposes
Agent	BMO Capital Markets

Introductions

Rod Tiede

- CEO and President since 1999
- From 1988 to 2000, Director of Sales, Vice President and General Manager
- BS in Industrial Engineering, University of Washington, 1983

Reed Benson

- CFO since January 2007
- From 1987 to 2006, Vice President, Secretary and General Counsel
- Juris Doctor Degree, University of Utah College of Law, 1976
- CPA awarded in 1974
- BS in Accounting, University of Utah, 1971

7050 Union Park Center Suite 600, SLC, UT Ph 800-722-0400

Investment Highlights

- Paradigm Shifting Technology
- Exclusive Licensing Agreement with IBM
- Large and Growing Addressable Market
- Highly Scalable and Profitable Business Model
- Well-Protected Intellectual Property
- Deep Knowledge of Video Compression Market

7050 Union Park Center Suite 600, SLC, UT Ph 800-722-0400

Company Overview

Broadcast International

CodecSys

- Unique compression technology for the broadcast and Internet video streaming markets
- Creates superior quality video and audio transmission at a fraction of the bandwidth
- Revenue generated from technology licensing and product sales

Private Communications Networks (Legacy Business)

- Established market leader in enterprise network management
  - Private Satellite Networks
  - Corporate Communications
  - Digital Signage
  - Video-on-Demand
- Revenue generated from equipment sales and fees for services provided

Codec Technology

BROADCAST INTERNATIONAL

What is a Codec?

- A compression/decompression algorithm used to shrink large files or data streams for efficient transmission over a network

Codec Standards and Proprietary Encoding Formats

- Standards: MPEG2, MPEG4, H.264
- Proprietary encoding formats with branded players: Windows Media Video, Real Video, QuickTime, DivX, Adobe Flash

Challenges of Video Compression Technologies

- Single Codecs applied as a "one size fits all" solution
- Based on application-specific integrated circuits
  - Require hardware upgrades for each evolution of technology
- Processing power intensive
  - Costly
  - Requires more physical space, power and produces more heat
- Evolution of H.264
  - Evolving standard that is not fully developed

Paradigm Shifting Technology

BI BROADCAST INTERNATIONAL

Single CODEC



DVD Video streaming at 6 megabits per second

MPEG 2

CodecSys

Pre processing



Post processing

Filtering

Codec 1 | Codec 2 | Codec 5 | Codec 3 | Codec 2

DVD Video streaming at 512K per second

Paradigm Shifting Technology

BI BROADCAST INTERNATIONAL

CodecSys is the first "automated multi Codec operating system" for video compression technology

- Employs real-time artificial intelligence systems to manage libraries of standard and specialized Codecs and dynamically change Codecs as needed down to a frame-by-frame basis
- Conventional Codecs are "building blocks" for the CodecSys library
- Significantly reduces bandwidth utilization compared to existing standards

Bandwidth Utilization of Competing Technologies

Standard	CodecSys	H.264*	MPEG4*	MPEG2*	No Compression
High Definition	3.0 Mbps	6.0 Mbps	8.0 Mbps	19.4 Mbps	1.5Gbps
Standard Definition	512 kbps	1.2 Mbps	1.5 Mbps	6.0 Mbps	500 Mbps

- Targeting delivery of HDTV at 1.5 Mbps in twelve months and 750 Kbps in 24 months

*Note: Some of the bandwidth utilization rates for competing technologies have never been demonstrated publicly in a live environment

CONFIDENTIAL 7050 Union Park Center Suite 600, SLC, UT Ph 800-722-0400

Paradigm Shifting Technology

BROADCAST INTERNATIONAL

Significantly reduces bandwidth	▪ Reduces video bandwidth needs by up to 80% while maintaining picture quality - e.g. twelve HDTV channels can be broadcast over media which currently supports only two ▪ Allows for a new generation of bandwidth intensive applications such as real-time video chat and live streaming video to mobile devices ▪ Reduces distribution cost
Based on industry standard technology	▪ Uses H.264 and can be decoded by standard set-top box
Evergreen software	▪ Software architecture is completely open, enabling new specialized Codecs to be incorporated as they come to market
Eliminates hardware obsolescence	▪ Eliminates the need to replace hardware every time a customer takes advantage of a new or upgraded Codec

Exclusive Licensing Agreement with IBM

BI BROADCAST INTERNATIONAL

- IBM identified CodecSys as the most suitable compression technology to integrate with its BladeCenter QS21 "Cell Blade" multi-core processor
  - One of IBM's most advanced hardware platforms (used for supercomputers and Sony PlayStation 3)
  - Most cost-effective processor in the industry
- Over the last year, IBM worked jointly with BCST to implement the CodecSys compression technology on the Cell Blade
  - Important IBM initiative; strong sponsorship
- On November 17, BCST announced an exclusive two-year licensing agreement with IBM
  - IBM cannot use any other compression technology for its Cell Blade processor
- IBM sales force selling the encoder embedded with Cell Blade and CodecSys technology
- Product ready for market by year end

Product Rollout Strategy

BROADCAST INTERNATIONAL

Monetization	▪ Licensing model with royalties earned on the sale of video encoders with CodecSys embedded
Leverage IBM	▪ Leverage 10,000 global resellers to address high-end encoder market for applications such as broadcasting of live sporting events ▪ Target top five video encoder manufacturers
Target Other Licensing Partners	▪ License CodecSys to other chip manufacturers, such as Intel and Texas Instruments
Leverage Existing Clients	▪ Use the BCST sales force to sell encoders to existing enterprise clients and broadcast prospects, including CBS, NBC, NBA and FOX

7050 Union Park Center Suite 600, SLC, UT Ph 800-722-0400

Large and Growing Addressable Market

Potential Applications for CodecSys

- Cable, Satellite, IPTV, Internet Video Streaming, Wireless, Security Monitoring

Potential Customers

- Broadcasters, cable, telco and satellite service providers
- Studios and content providers
- Chip suppliers and their customers
- Encoder OEMs - Harmonic, Tandberg/Ericsson, Thomson, Scientific-Atlanta/Cisco
- Emerging Internet video providers

Large and Growing Addressable Market

Fundamental Market Drivers

The market for encoders is predominantly driven by:

- The need for increased bandwidth to deliver next-generation video content
- Increased competition among communication service providers (cable, satellite, telcos) providing more services such as HDTV, VOD and IPTV in order to compete for customers
- Growing consumer demand for personalized and dynamic video content
  - Live sporting events, TV shows and user-generated content over the Internet
  - Desire to watch content on any device ranging from HDTV to mobile devices
- Government mandated switch from analog to digital TV broadcasts by 2009

Global Encoder Market for Selected Applications


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$ in billions
CAGR = 22%
$1.9
$2.1
$2.4
$3.0
$3.8
$5.1
2007E
2008E
2009E
2010E
2011E
2012E
Units in 000s
25.1
28.1
32.3
39.5
50.5
67.4

- Reflects video encoders in the Broadcast, Cable TV, Satellite TV, IPTV and Enterprise and Private Network markets
- Excludes markets for live sports, Internet/wireless video, government/military and religious broadcasting

Source: Global Industry Analysts' Video Encoders Business Report, June 2007

Note: Assumes average encoder price of $75K per unit, per Company estimate

Highly Scalable and Profitable Business Model

- Software licensing business model
  - Negotiated BCST royalty is 15% to 25% of the $75,000 to $150,000 sale price of an IBM encoder
  - 90% + Gross Margin
  - Highly scalable business model - limited incremental costs and substantial operating leverage as product becomes more widely adopted
- Requires minimal continued R&D investment
- IBM provides its sales and marketing infrastructure with BCST's support
- Parallel development projects in place with other high tech companies
- Potential for this technology (CodecSys and IBM's Cell Blade) to become an industry standard

7050 Union Park Center Suite 600, SLC, UT Ph 800-722-0400

Well-Protected Intellectual Property

BI BROADCAST INTERNATIONAL

- 7 international patents (including U.S.) for CodecSys technology
  - Patents cover any compression system in which:
    - A video stream is divided into multiple segments
    - Each segment is composed using a number of different Codecs to determine which Codec produces the best video quality
    - Does so within a predefined bandwidth constraint
  - Broad commercial protection
  - Strong defensive strategy
- Seven new applications in progress
- Patent work by Stoel Rives (Portland, OR)
- Independent Review by Fenwick and West (San Francisco, CA)

Capitalization

BROADCAST INTERNATIONAL

(in thousands)

Investors	Basic Shares	Warrants & Options	Convertible Debt	Fully Diluted Shares
Total Insider Investors	6,405	2,566	--	8,971
Total Institutional Investors	5	875	--	5
Total Other	29,162	10,811	693	41,541
Grand Total	**35,572**	**14,252**	**693**	**50,517**

Source: BCST's Financial Filings

Use of Proceeds

BROADCAST INTERNATIONAL

($ in millions)

Use of Capital	Amount
Product Development	$3.0
Sales and Marketing	$2.0
Acquisition of Proprietary Codecs	$1.5
Commission and Expenses related to PIPE	$1.2
Intellectual Property Development	$1.0
Acquisitions and General Corporate Purposes	$6.3
Total	**$15 million**

Financial Highlights

BROADCAST INTERNATIONAL

($ in thousands, except for per share data)

Summary Statement of Operations

	FY 2006	Nine months ended 09/30/07
Revenue	$13,894	$3,197
Gross Profit	741	(18)
Operating Loss	(8,592)	(6,680)
Net Income	(15,598)	(12,516)
Unadjusted EBITDA	(8,328)	(6,516)
Adjusted EBITDA	(6,877) [1]	(5,369)
EPS (Fully Diluted)	(0.56)	(0.42)

Summary Balance Sheets

	09/30/07	Pro Forma (Pre-Offering)
Cash	$345	$4,693 [2]
Total Assets	3,076	7,424
Debt	1,817	726 [3]
Other Liabilities [4]	1,792	1,792
Shareholders' Equity	(533)	4,906
Total Liab. & S/h Equity	3,076	7,424

(1) Adjusted EBITDA excludes all one-time charges and gains
(2) Reflects the following: $4.3 million from the sale of stock ($3.8 million) and exercise of warrants ($0.6 million) in October and November 2007
(3) Reflects reduction of principal amount of senior secured notes by $1.1 million due to conversion of some Notes in October 2007
(4) Excludes derivative valuation (non-cash liability) of $8.5 million

Source: Company's public filings

Investment Highlights

BROADCAST INTERNATIONAL

Paradigm Shifting Technology

Exclusive Licensing Agreement with IBM

Large and Growing Addressable Market

Highly Scalable and Profitable Business Model

Well-Protected Intellectual Property

Deep Knowledge of Video Compression Market

7050 Union Park Center Suite 600, SLC, UT Ph 800-722-0400